UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 26, 2010

TC Global, Inc.

(Exact Name of Registrant as Specified in its Charter)

Washington	001-33646	91-1557436
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3100 Airport Way South, Seattle, Washington 98134

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (206) 233-2070

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of TC Global, Inc. (the “Company”) held on March 26, 2010, the shareholders elected each of the Company’s nominees for director to serve until the next annual meeting of shareholders and until such director’s successor is duly elected and qualified. Shareholders also approved the adoption of our 2010 Stock Option Plan and ratified the selection of Moss Adams, LLP to serve as the Company’s independent registered public accounting firm for fiscal 2010. The shareholders did not approve the shareholder proposal regarding director compensation and term limits.

The table below sets forth the voting results on each proposal submitted to our shareholders at the Annual Meeting:

	FOR	AGAINST	ABSTAIN
Election Of Directors
Tom T. O’Keefe	2,458,601	385,015	115,587
Carl W. Pennington	2,789,046	47,929	76,626
John M. Fluke	2,004,719	790,477	128,336
Lawrence L. Hood	2,654,039	175,621	80,675
Gregory A. Hubert	2,726,309	95,844	91,447
Janet L. Hendrickson	2,731,748	87,934	90,653
Ronald G. Neubauer	2,816,710	141,333	76,752

2010 Stock Option Plan	2,578,999	189,399	208,352
Ratify Appointment Of Independent Registered Public Accounting Firm	2,847,879	29,269	99,602
Adjourn the meeting, if there are insufficient votes for approval of foregoing proposals	2,697,931	211,380	67,438
Shareholder Proposal Regarding Director Compensation And Terms	642,765	2,116,174	217,811

Note: Because the holders of our common and preferred stock voted together, as one voting group, on these proposals, each share of our Series A and Series B preferred stock voted on an as-converted to common stock basis. The number of votes cast by the holders of our preferred stock at the Annual Meeting reflects the 8:1 reverse split of our common stock, effected in June 2007.

Item 8.01	Other Events.

On March 27, 2009, we completed the sale of the assets associated with our wholesale business and supply chain to Green Mountain Coffee Roasters, Inc. (the “Green Mountain Transaction”) pursuant to the terms of the previously disclosed Asset Purchase Agreement dated September 15, 2008, as amended by Amendment No. 1 thereto dated November 12, 2008 and Amendment No. 2 thereto dated February 6, 2009 by and among the Green Mountain Coffee Roasters, Inc., Tully’s Coffee Corporation, and Tully’s Bellaccino, LLC. The total purchase price included an indemnification claim escrow holdback equal to $3,500,000 (the “Escrow”). The Escrow was subject to a twelve-month holdback. On March 29, 2010, the full $3,500,000 was released from the Escrow and paid to the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TC Global, Inc.

Date: March 31, 2010	By:	/S/ ANDREW M. WYNNE
Andrew M. Wynne
Vice-President and Chief Financial Officer

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